Fred Furry, COO & CFO December 4, 2012 Nasdaq: BIOL PAGE 1 Exhibit 99.1

The Biolase Total Solution
Clinical R+D
Industry Leading Technology
Training + Certification
Practice Integration
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BIOLASE

Safe Harbor Statement
This presentation may contain forward-looking statements that are based on our current expectations, estimates and projections about our industry as well as management’s beliefs and assumptions. Words such as “anticipates,”
“expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “will,” and variations of these words or similar expressions are intended to identify forward-looking statements. These statements include projections about our future earnings and margins and speak only as of the date hereof. Such statements are based upon the information available to us now and are subject to change. We will not necessarily inform you of such changes. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. The important factors which could cause actual results to differ materially from those in the forward-looking statements include, among others, a downturn or leveling off of demand for our products due to the availability and pricing of competing products and technologies, adverse international market or political conditions, a domestic economic recession, the volume and pricing of product sales, our ability to control costs, intellectual property disputes, the effects of natural disasters and other events beyond our control and other factors including those detailed in BIOLASE’s filings with the Securities and Exchange Commission including its prior filings on
Form 10-K and 10-Q.

The Biolase Total Solution
Clinical R+D
Industry Leading Technology
Training + Certification
Practice Integration
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BIOLASE

• We are a biomedical company focused on developing, manufacturing, and selling dental lasers using our revolutionary, proprietary WaterLase technology.
• Also a marketer & distributor of:
–
dental imaging equipment,
–
intra-oral scanners, and
–
other products designed for dental & medical procedures.
• Net revenue of $48.8M in 2011; up 87% over 2010.
• Projecting gross revenue of $55M to $58M in 2012.
BIOLASE Company Overview

The Biolase Total Solution
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BIOLASE

Step Technology BIOLASE Product Offering
Diagnose and establish
treatment protocol
3D cone beam imaging
•
NewTom (QR/Cefla)
•
DaVinci Imaging (Cefla)
Treatment: all tissue surgical
device
WaterLase
•
WaterLase iPlus
•
WaterLase MDX
•
WaterLase MD Turbo
Treatment: soft tissue
surgical device
Diode laser
•
EPIC 10 diode laser
•
iLase portable, battery operated diode
laser
Impression taking for crowns Digital
•
TRIOS intra-oral scanner (3Shape)

BIOLASE’s Total Technology Solution

The Biolase Total Solution | Clinical R+D | Industry Leading Technology | Training + Certification | Practice Integration | Service + Support

BIOLASE

• WaterLase is a biological method to cut tissue.
• Water molecules within tissue absorb the laser energy from the WaterLase, expand, and vaporize, which causes a
biological ablation of the tissue.
–
There is very little trauma or bleeding,
–
No heat or vibration are generated, and
–
Causes little or no pain.
–
Significantly reduces cross contamination.
WaterLase All-Tissue Lasers
• Extensive patent protection.

BIOLASE
TURBO

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BIOLASE

How It Works: WaterLase High Speed Cutting PAGE 6

WaterLase Side by Side with Drill PAGE 7

WaterLase Soft Tissue Lingual Frenectomy PAGE 8

The Biolase Total Solution | Clinical R+D | Industry Leading Technology | Training + Certification | Practice Integration | Service + Support
BIOLASE

WaterLase Atraumatic Pediatric Tooth Extraction
The WaterLase
aiming beam
does not cut the
tissue or generate
heat.  The tissue
is cut biologically,
with little or no
pain, when the
laser energizes
water at the
molecular level.

The Biolase Total Solution | Clinical R+D | Industry Leading Technology | Training + Certification | Practice Integration | Service + Support

BIOLASE

2
•
176,000 dentists in US & Canada.
•
1.2M   dentists in 134 countries.
–
rapid growth in emerging economies
e.g. China, India & Indonesia.
•
Current market penetration .
–
approx. 5.0% of dental practices in US.
–
approx. 1.5% worldwide.
•
Each incremental 1% market penetration equals over $600M revenue.
•
Total market opportunity is in excess of $50B.
1
BIOLASE’s Market Opportunity
Est. total global market
BIOLASE systems sold worldwide 1998-present
1
American Dental Association.
2
World Federation of Dentistry.

1,200,000
20,000+
+

The Biolase Total Solution | Clinical R+D | Industry Leading Technology | Training + Certification | Practice Integration | Service + Support
BIOLASE

Dominant Market Position Hard-tissue Dental Laser Market Total Dental Laser Market 80% 45% BIOLASE Market Share

•
EPIC 10 total diode solution
– regulatory clearance late Q3 (EU) & early Q4 (US) 2012.
– cleared for 3 unique uses:
Pain Therapy.
•
iLase
–
portable diode laser.
–
no foot pedal, power cord, or external controls.
Diode Soft-Tissue Dental Lasers
Soft Tissue Surgery,
Whitening,

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BIOLASE®

•
TRIOS intra-oral
scanner and cart
–
digital impression
taking.
–
handheld scanner,
operator's control
cart, and software.
–
North American
distribution
agreement through
Aug 2017.
In-Licensed Products
•
NewTom and Cefla
3D cone beam
imaging products
–
medical grade
imaging
technology.
–
less cost, less
radiation exposure.
–
U.S. & Canada
distribution
agreement through
Feb 2015.

The Biolase Total Solution
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BIOLASE

•
291 patents issued & pending
•
70% are related to WaterLase technology & medical lasers
Extensive Patent Portfolio
Issued &
Active
Pending Total
133
158
291
52
77
129
81
81
162
U.S.
International
Total

•
Returned to direct sales model in N. America in August 2010
•
Currently consists of 47-person team:
–
37 direct outside sales
–
10 inside sales representatives and lead generators
–
Current: Irvine, CA (USA), Floss (Germany), Madrid (Spain),Shanghai (China),
and Mumbai (India)
–
Planned: Dubai (UAE) and Rio de Janero (Brazil)
Sales and Marketing
•
Targeted plans for 42-45 outside reps and 12-15 inside reps
•
Global sales offices

Gross Revenue and Influencers
Launched
Cefla’s NewTom
Cone Beam
Imaging products
Introduced iLase™
hand-held soft-
tissue diode laser
Introduced DaVinci
Imaging™ products
Launched
WaterLase
®
iPlus™
all-tissue laser
TRIOS™ intra-oral
scanner
CE Mark & FDA
clearance for EPIC 10
Ended exclusive
distribution
agreement w.
Schein
Introduced
WaterLase
®
MDX™ all-
tissue lasers
$20.0
$15.0
$10.0
$5.0
$0.0
Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12
$4.4
$5.9
$6.2
$9.7
$10.6
$12.1
$13.1 $13.2
$12.3
$13.3
$13.8
$16.5-17.5
Launched 3Shape’s

•
Continued adoption of core WaterLase products.
•
Drive sales of EPIC 10 diode soft-tissue laser.
•
Growth of Imaging Division (cone beam and cad-cam)
•
Additional new product introductions based on our core technologies.
–
Two 510(k) submissions currently under FDA review.
–
Three additional submissions planned to be filed in near term.
•
Expand into new markets beyond dentistry.
Growth Strategy

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BIOLASE

•
Ongoing growth in WaterLase sales.
•
Recent & planned new product introductions.
–
EPIC 10 & TRIOS introduced second half of 2012.
–
Additional product launches based on core technologies planned.
•
Strong IP protection with additional patents pending.
•
Addressing $50 dental laser market opportunity.
–
Significant opportunities in other medical markets.
•
Improved financial position.
Investment Considerations

BIOLASE

BIOLASE Europe
BIOLASE

The Biolase Total Solution | Clinical R+D | Industry Leading Technology | Training + Certification | Practice Integration | Service + Support

BIOLASE

BIOLASE Corporate Headquarters in Irvine, California

•
Over 180 employees worldwide
•
Sales offices in Floss (Germany), Madrid (Spain),
Shanghai (China), and Mumbai (India); expansion
planned in Dubai (UAE), and Rio de Janero (Brazil)
•
Floss also has service and manufacturing capabilities
BIOLASE Europe in Floss, Germany
•
Corporate HQ: Irvine, California
•
57,000 sq. ft. facility houses finance &
administrative, sales, marketing, customer care,
training, manufacturing, and R&D
•
Can accommodate growth to $250 million
BIOLASE Today

BIOLASE | 25 YEARS

THE WORLD LEADER IN DENTAL LASERS

The Biolase Total Solution | Clinical R+D | Industry Leading Technology | Training + Certification | Practice Integration | Service + Support

BIOLASE

Fred Furry COO & CFO, BIOLASE, Inc. 949.226.8124 ffurry@biolase.net PAGE 20 Lisa Wilson President, In-Site Communications, Inc. 212.759.3929 lwilson@insitecony.com